Exhibit 99.1

SCHWAB REPORTS RECORD REVENUE AND EARNINGS
 Third Quarter Core Net New Assets Equal $137.5 Billion, Up 44% Year-Over-Year
3Q Net Revenues Up 27% Year-Over-Year to $6.1 Billion
Quarterly GAAP Earnings Per Share of $1.26, $1.31 Adjusted (1) – up 70% versus 3Q24

WESTLAKE, Texas, October 16, 2025 – The Charles Schwab Corporation reported net income for the third quarter totaling $2.4 billion, or $1.26 earnings per share. Excluding $127 million of pre-tax transaction-related costs, adjusted (1) net income and earnings per share equaled $2.5 billion and $1.31, respectively.

Client Driven Growth	44% 3Q25 Core NNA Growth vs. 3Q24
“Our unwavering focus on delivering for clients helped us attract $137.5 billion in 3Q core net new assets plus over 1 million new brokerage accounts for the fourth straight quarter.”
President & CEO Rick Wurster

Diversified Revenue Growth	27% 3Q25 Revenue Growth vs. 3Q24
“Strengthening organic growth trends, increasing adoption of wealth solutions, and favorable macroeconomic tailwinds powered another quarter of record revenue and earnings per share.”
President & CEO Rick Wurster

Balance Sheet Management	$12.9B 3Q25 Reduction in Bank Supplemental Funding (2)	“Client transactional sweep cash grew by $13.5 billion versus 2Q25, helping us to further reduce higher cost bank funding by $12.9 billion to $14.8 billion at quarter-end.” CFO Mike Verdeschi

Opportunistic Capital Return	$2.7B 3Q25 Common Stock Repurchases
“During 3Q25, we repurchased 28.9 million shares for $2.7 billion, bringing year-to-date capital return across all forms to $8.5 billion. This opportunistic return of excess capital complements our strong business momentum as we continue to prioritize capital flexibility.”
CFO Mike Verdeschi

3Q25 Client and Business Highlights

•Total client assets increased 17% year-over-year to a record $11.59 trillion
•Core net new assets of $137.5 billion brings year-to-date asset gathering to $355.5 billion – up 41% year-over-year
•New brokerage account openings exceeded 1 million for the 4th consecutive quarter, pushing active brokerage accounts and total client accounts to 38.0 million and 45.7 million, respectively
•Managed Investing Solutions net inflows grew 40% versus 3Q24
•Margin balances ended the quarter at $97.2 billion – up 16% versus year-end 2024
•Daily average trading volume was 7.4 million – up 30% versus 3Q24
•Charles Schwab named one of the most trusted financial services companies by Investor’s Business Daily (3)
•Charles Schwab recognized by Kiplinger as #1 in education and service for 2025 (4)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
Financial Highlights	2025	2024	Change	2025	2024	Change

Net revenues (in millions)	$6,135	$4,847	27%	$17,585	$14,277	23%
Net income (in millions)
GAAP	$2,358	$1,408	67%	$6,393	$4,102	56%
Adjusted	$2,456	$1,525	61%	$6,686	$4,459	50%
Diluted earnings per common share
GAAP	$1.26	$.71	77%	$3.33	$2.05	62%
Adjusted	$1.31	$.77	70%	$3.49	$2.25	55%
Pre-tax profit margin
GAAP	49.2%	38.0%		47.1%	37.7%
Adjusted	51.3%	41.2%		49.3%	41.0%
Return on average common
stockholders’ equity (annualized)	21%	14%		20%	14%
Return on tangible
common equity (annualized)	38%	31%		37%	33%
Note: Items labeled “adjusted” are non-GAAP financial measures; further details are included on pages 10-12 of this release. All per-share results are rounded to the nearest cent, based on weighted-average diluted common shares outstanding.

3Q25 Financial Commentary

•Quarterly net revenues grew year-over-year by 27% to a record $6.1 billion
•Net interest margin expanded sequentially by 21 basis points to 2.86% due to the further reduction of higher cost liabilities, strong securities lending activity, and clients’ increased utilization of our lending solutions
•Client transactional sweep cash balances ended September at $425.6 billion, an increase of $13.5 billion versus the prior quarter-end, reflecting organic growth, client net buying activity, and seasonality
•Bank Supplemental Funding (2) declined by $12.9 billion to end the quarter at $14.8 billion
•Asset management and administration fees increased by 13% year-over-year to $1.7 billion, powered by the firm’s organic growth, equity market appreciation, and investors’ utilization of our wealth and asset management solutions
•Trading revenue increased 25% versus 3Q24 due to robust volumes and stronger client interest in derivatives
•GAAP expenses for the quarter increased 4% year-over-year; excluding third quarter amortization of acquired intangibles of $127 million, adjusted total expenses (1) were up 5% relative to 3Q24
•Capital ratios across the firm remained strong – including preliminary consolidated Tier 1 Leverage and adjusted Tier 1 Leverage (1) equaling 9.7% and 7.3%, respectively
•Repurchased 28.9 million shares of our common stock for $2.7 billion during the quarter

(1) Further details on non-GAAP financial measures and a reconciliation of such measures to GAAP reported results are included on pages 10-12 of this release.
(2) Bank Supplemental Funding includes repurchase agreements at the banks, Schwab Bank Certificates of Deposit (CDs), and Federal Home Loan Bank balances.
(3) The IBD Most Trusted Financial Companies award was given to Charles Schwab on September 12, 2025, and is licensed for a 15-month timeframe. The criteria, evaluation, and ranking were determined by Investor’s Business Daily in conjunction with its research partner, TechnoMetrica Market Intelligence. Schwab paid a licensing fee to York Graphic Services, LLC. for use of the award and logos.
(4) The Kiplinger Best Online Brokers and Trading Platforms for 2025 survey was published by Kiplinger on September 9, 2025, and is for a 12-month timeframe. The criteria, evaluation, and ranking were determined Kiplinger. For more information on methodology, visit https://www.kiplinger.com/investing/wealth-management/online-brokers/605136/the-best-online-brokers-and-trading-platforms. Schwab paid a licensing fee to Adcetera, for the use of the accolade and corresponding logos through October 15, 2026.

Fall Business Update
The company will host its Fall Business Update for institutional investors this morning from 7:30 a.m. - 8:30 a.m. CT, 8:30 a.m. - 9:30 a.m. ET.

Registration for this Update webcast is accessible at https://www.aboutschwab.com/schwabevents.

Forward-Looking Statements
This press release contains forward-looking statements relating to client adoption of wealth solutions, and the company’s organic growth, capital ratios and return of capital. These forward-looking statements reflect management’s expectations as of the date hereof. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences are described in the company’s most recent reports on Form 10-K and Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on the company’s website (https://www.aboutschwab.com/financial-reports) and on the Securities and Exchange Commission’s website (https://www.sec.gov). The company makes no commitment to update any forward-looking statements.

About Charles Schwab
The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with 38.0 million active brokerage accounts, 5.6 million workplace plan participant accounts, 2.2 million banking accounts, and $11.59 trillion in client assets. Through its operating subsidiaries, the company provides a full range of wealth management, securities brokerage, banking, asset management, custody, and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, https://www.sipc.org), and its affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent, fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor ServicesTM. Its primary banking subsidiary, Charles Schwab Bank, SSB (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at https://www.aboutschwab.com.

Contact Information

MEDIA
Mayura Hooper, 415-667-1525
public.relations@schwab.com

INVESTORS/ANALYSTS
Jeff Edwards, 817-854-6177
investor.relations@schwab.com

THE CHARLES SCHWAB CORPORATION
Consolidated Statements of Income
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Revenues
Interest revenue	$3,956	$3,928	$11,500	$11,686
Interest expense	(906)	(1,706)	(2,922)	(5,073)
Net interest revenue	3,050	2,222	8,578	6,613
Asset management and administration fees	1,673	1,476	4,773	4,207
Trading revenue	995	797	2,855	2,391
Bank deposit account fees	247	152	739	488
Other	170	200	640	578
Total net revenues	6,135	4,847	17,585	14,277
Expenses Excluding Interest
Compensation and benefits	1,653	1,522	4,861	4,510
Professional services	293	256	853	756
Occupancy and equipment	280	271	824	784
Advertising and market development	101	101	305	296
Communications	149	147	478	460
Depreciation and amortization	212	231	644	692
Amortization of acquired intangible assets	127	130	385	389
Regulatory fees and assessments	59	88	225	309
Other	240	259	731	694
Total expenses excluding interest	3,114	3,005	9,306	8,890
Income before taxes on income	3,021	1,842	8,279	5,387
Taxes on income	663	434	1,886	1,285
Net Income	2,358	1,408	6,393	4,102
Preferred stock dividends and other	81	109	343	341
Net Income Available to Common Stockholders	$2,277	$1,299	$6,050	$3,761
Weighted-Average Common Shares Outstanding:
Basic	1,806	1,829	1,815	1,827
Diluted	1,811	1,834	1,820	1,833
Earnings Per Common Shares Outstanding:
Basic	$1.26	$.71	$3.33	$2.06
Diluted	$1.26	$.71	$3.33	$2.05

THE CHARLES SCHWAB CORPORATION
Financial and Operating Highlights
(Unaudited)
	Q3-25 % change		2025			2024
	vs.	vs.	Third	Second	First	Fourth	Third
(In millions, except per share amounts and as noted)	Q3-24	Q2-25	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Net interest revenue	37%	8%	$3,050	$2,822	$2,706	$2,531	$2,222
Asset management and administration fees	13%	7%	1,673	1,570	1,530	1,509	1,476
Trading revenue	25%	5%	995	952	908	873	797
Bank deposit account fees	63%	—	247	247	245	241	152
Other	(15)%	(35)%	170	260	210	175	200
Total net revenues	27%	5%	6,135	5,851	5,599	5,329	4,847
Expenses Excluding Interest
Compensation and benefits	9%	8%	1,653	1,536	1,672	1,533	1,522
Professional services	14%	1%	293	291	269	297	256
Occupancy and equipment	3%	4%	280	270	274	276	271
Advertising and market development	—	(6)%	101	108	96	101	101
Communications	1%	(15)%	149	176	153	131	147
Depreciation and amortization	(8)%	(1)%	212	215	217	224	231
Amortization of acquired intangible assets	(2)%	(1)%	127	128	130	130	130
Regulatory fees and assessments	(33)%	(23)%	59	77	89	89	88
Other	(7)%	(3)%	240	247	244	243	259
Total expenses excluding interest	4%	2%	3,114	3,048	3,144	3,024	3,005
Income before taxes on income	64%	8%	3,021	2,803	2,455	2,305	1,842
Taxes on income	53%	(2)%	663	677	546	465	434
Net Income	67%	11%	2,358	2,126	1,909	1,840	1,408
Preferred stock dividends and other	(26)%	(46)%	81	149	113	123	109
Net Income Available to Common Stockholders	75%	15%	$2,277	$1,977	$1,796	$1,717	$1,299
Earnings per common share:
Basic	77%	16%	$1.26	$1.09	$.99	$.94	$.71
Diluted	77%	17%	$1.26	$1.08	$.99	$.94	$.71
Dividends declared per common share	8%	—	$.27	$.27	$.27	$.25	$.25
Weighted-average common shares outstanding:
Basic	(1)%	(1)%	1,806	1,817	1,817	1,831	1,829
Diluted	(1)%	(1)%	1,811	1,822	1,822	1,836	1,834
Performance Measures
Pre-tax profit margin			49.2%	47.9%	43.8%	43.3%	38.0%
Return on average common stockholders’ equity (annualized) (1)			21%	19%	18%	18%	14%
Financial Condition (at quarter end, in billions)
Cash and cash equivalents	(12)%	(5)%	$30.6	$32.2	$35.0	$42.1	$34.9
Cash and investments segregated	42%	5%	47.8	45.6	38.4	38.2	33.7
Receivables from brokers, dealers, and clearing organizations	38%	9%	4.7	4.3	2.9	2.4	3.4
Receivables from brokerage clients — net	27%	13%	93.8	82.8	84.4	85.4	74.0
Available for sale securities	(31)%	(8)%	62.3	67.6	74.8	83.0	90.0
Held to maturity securities	(9)%	(2)%	136.7	139.7	143.8	146.5	149.9
Bank loans — net	24%	6%	53.6	50.4	47.1	45.2	43.3
Total assets	—	1%	465.3	458.9	462.9	479.8	466.1
Bank deposits	(3)%	3%	239.1	233.1	246.2	259.1	246.5
Payables to brokers, dealers, and clearing organizations (2)	37%	20%	22.4	18.6	15.7	13.3	16.4
Payables to brokerage clients	29%	5%	115.4	109.4	100.6	101.6	89.2
Accrued expenses and other liabilities (2)	2%	6%	11.4	10.8	11.0	12.3	11.2
Other short-term borrowings	(39)%	(24)%	6.5	8.5	6.9	6.0	10.6
Federal Home Loan Bank borrowings	(96)%	(90)%	0.9	9.0	11.5	16.7	22.6
Long-term debt	(10)%	—	20.2	20.2	21.5	22.4	22.4
Total liabilities	(1)%	2%	415.9	409.5	413.4	431.5	418.8
Stockholders’ equity	5%	—	49.4	49.5	49.5	48.4	47.2
Total liabilities and stockholders’ equity	—	1%	465.3	458.9	462.9	479.8	466.1
Other
Full-time equivalent employees (at quarter end, in thousands)	2%	—	32.7	32.6	32.1	32.1	32.1
Capital expenditures — purchases of equipment, office facilities, and property, net (in millions)	13%	12%	$152	$136	$156	$258	$135
Expenses excluding interest as a percentage of average client assets (annualized)			0.11%	0.12%	0.12%	0.12%	0.12%
Clients’ Daily Average Trades (DATs) (in thousands)	30%	(2)%	7,421	7,571	7,391	6,312	5,697
Number of Trading Days	—	2%	63.5	62.0	60.0	63.0	63.5
Revenue Per Trade (3)	(4)%	4%	$2.11	$2.03	$2.05	$2.20	$2.20

(1) Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2) Beginning in the fourth quarter of 2024, payables to brokers, dealers, and clearing organizations are presented separately from accrued expenses and other liabilities. Prior period amounts have been reclassified to reflect this change. Payables to brokers, dealers, and clearing organizations include securities loaned.
(3) Revenue per trade is calculated as trading revenue divided by the product of DATs multiplied by the number of trading days.

THE CHARLES SCHWAB CORPORATION
Net Interest Revenue Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,
	2025			2024			2025			2024
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets
Cash and cash equivalents	$24,298	$264	4.26%	$27,623	$369	5.24%	$27,571	$897	4.29%	$30,128	$1,205	5.26%
Cash and investments segregated	46,046	494	4.20%	26,220	345	5.15%	44,104	1,412	4.22%	25,744	1,014	5.18%
Receivables from brokerage clients	90,121	1,490	6.47%	73,102	1,431	7.66%	84,317	4,204	6.57%	68,557	4,042	7.75%
Available for sale securities (1)	69,794	360	2.05%	98,645	531	2.14%	77,324	1,198	2.06%	104,830	1,680	2.13%
Held to maturity securities (1)	137,672	587	1.70%	151,004	650	1.71%	141,032	1,811	1.71%	154,231	1,998	1.72%
Bank loans	51,849	557	4.27%	42,653	484	4.52%	48,882	1,568	4.28%	41,585	1,384	4.44%
Total interest-earning assets	419,780	3,752	3.52%	419,247	3,810	3.58%	423,230	11,090	3.47%	425,075	11,323	3.52%
Securities lending revenue		183			87			339			258
Other interest revenue		21			31			71			105
Total interest-earning assets	$419,780	$3,956	3.71%	$419,247	$3,928	3.69%	$423,230	$11,500	3.60%	$425,075	$11,686	3.63%
Funding sources
Bank deposits	$229,281	$248	0.43%	$248,405	$841	1.35%	$237,488	$1,010	0.57%	$260,254	$2,602	1.34%
Payables to brokers, dealers, and clearing organizations (2)	19,131	188	3.84%	9,825	118	4.68%	16,673	492	3.89%	7,004	230	4.31%
Payables to brokerage clients	96,064	97	0.40%	72,700	79	0.43%	92,909	217	0.31%	69,586	229	0.44%
Other short-term borrowings	7,593	87	4.56%	10,821	150	5.52%	7,314	256	4.68%	9,164	382	5.57%
Federal Home Loan Bank borrowings	7,103	79	4.35%	22,621	310	5.38%	9,180	322	4.62%	24,347	988	5.36%
Long-term debt	20,204	207	4.01%	22,446	208	3.71%	21,029	625	3.92%	23,299	640	3.66%
Total interest-bearing liabilities (2)	379,376	906	0.94%	386,818	1,706	1.75%	384,593	2,922	1.01%	393,654	5,071	1.71%
Non-interest-bearing funding sources (2)	40,404			32,429			38,637			31,421
Other interest expense		—			—			—			2
Total funding sources	$419,780	$906	0.85%	$419,247	$1,706	1.61%	$423,230	$2,922	0.92%	$425,075	$5,073	1.59%
Net interest revenue		$3,050	2.86%		$2,222	2.08%		$8,578	2.68%		$6,613	2.04%
(1) Amounts have been calculated based on amortized cost.
(2) Beginning in the fourth quarter of 2024, payables to brokers, dealers, and clearing organizations is presented separately from non-interest-bearing funding sources and included in total interest-bearing liabilities. This line item includes securities loaned and related interest expense. Prior period amounts have been reclassified to reflect this change.

THE CHARLES SCHWAB CORPORATION
Asset Management and Administration Fees Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,
	2025			2024			2025			2024
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds	$663,218	$458	0.27%	$551,945	$379	0.27%	$643,168	$1,318	0.27%	$525,166	$1,072	0.27%
Schwab equity and bond funds, exchange-traded funds (ETFs), and collective trust funds (CTFs)	735,519	132	0.07%	603,314	118	0.08%	685,300	376	0.07%	569,608	337	0.08%
Mutual Fund OneSource ® and other no- transaction-fee funds	443,660	259	0.23%	354,664	224	0.25%	384,614	699	0.24%	335,813	647	0.26%
Other third-party mutual funds and ETFs	618,032	97	0.06%	611,555	106	0.07%	617,441	302	0.07%	606,026	314	0.07%
Total mutual funds, ETFs, and CTFs (1)	$2,460,429	$946	0.15%	$2,121,478	$827	0.16%	$2,330,523	$2,695	0.15%	$2,036,613	$2,370	0.16%
Managed investing solutions (1)
Fee-based	$654,220	$619	0.38%	$554,726	$559	0.40%	$613,302	$1,777	0.39%	$528,850	$1,572	0.40%
Non-fee-based	127,592	—	—	114,307	—	—	122,920	—	—	110,191	—	—
Total managed investing solutions	$781,812	$619	0.31%	$669,033	$559	0.33%	$736,222	$1,777	0.32%	$639,041	$1,572	0.33%
Other balance-based fees (2)	922,030	81	0.03%	795,737	72	0.04%	870,045	233	0.04%	759,645	210	0.04%
Other (3)		27			18			68			55
Total asset management and administration fees		$1,673			$1,476			$4,773			$4,207
(1) Managed investing solutions includes managed portfolios, specialized strategies, and customized investment advice such as Schwab Wealth AdvisoryTM, Schwab Managed PortfoliosTM, Managed Account Select®, Schwab Advisor Network®, Windhaven Strategies®, ThomasPartners® Strategies, Wasmer Schroeder® Strategies, Schwab Index Advantage advised retirement plan balances, Schwab Intelligent Portfolios®, Institutional Intelligent Portfolios®, Schwab Intelligent Portfolios Premium®, Schwab Wealth Portfolios™, AdvisorDirect®, Essential Portfolios, Selective Portfolios, and Personalized Portfolios; as well as legacy non-fee managed investing solutions including Schwab Advisor Source and certain retirement plan balances. Average client assets for managed investing solutions may also include the asset balances contained in the mutual fund and/or ETF categories listed above. For the total end of period view, please see the Monthly Activity Report.
(2) Includes various asset-related fees, such as trust fees, 401(k) recordkeeping fees, and mutual fund clearing fees and other service fees.
(3) Includes miscellaneous service and transaction fees relating to mutual funds and ETFs that are not balance-based.

THE CHARLES SCHWAB CORPORATION
Growth in Client Assets and Accounts
(Unaudited)

	Q3-25 % Change		2025			2024
	vs.	vs.	Third	Second	First	Fourth	Third
(In billions, at quarter end, except as noted)	Q3-24	Q2-25	Quarter	Quarter	Quarter	Quarter	Quarter
Assets in client accounts
Schwab One®, certain cash equivalents, and bank deposits	7%	4%	$357.1	$342.7	$345.2	$358.8	$334.1
Bank deposit account balances	(7)%	(4)%	78.5	82.1	83.7	87.5	84.0
Proprietary mutual funds (Schwab Funds® and Laudus Funds®) and CTFs
Money market funds (1)	19%	2%	666.4	653.5	641.5	596.5	562.1
Equity and bond funds and CTFs (2)	18%	8%	269.7	249.7	227.0	232.2	228.9
Total proprietary mutual funds and CTFs	18%	4%	936.1	903.2	868.5	828.7	791.0
Mutual Fund Marketplace® (3)
Mutual Fund OneSource® and other no-transaction-fee funds	32%	4%	473.5	453.9	340.3	347.8	358.0
Mutual fund clearing services	14%	7%	320.2	298.3	280.6	280.7	280.8
Other third-party mutual funds	—	6%	1,237.2	1,168.5	1,195.4	1,211.1	1,236.5
Total Mutual Fund Marketplace	8%	6%	2,030.9	1,920.7	1,816.3	1,839.6	1,875.3
Total mutual fund assets	11%	5%	2,967.0	2,823.9	2,684.8	2,668.3	2,666.3
Exchange-traded funds
Proprietary ETFs (2)	23%	8%	476.0	439.7	398.2	395.0	385.9
Other third-party ETFs	27%	10%	2,395.7	2,175.6	1,960.1	1,940.6	1,888.2
Total ETF assets	26%	10%	2,871.7	2,615.3	2,358.3	2,335.6	2,274.1
Equity and other securities	20%	10%	4,624.7	4,188.7	3,765.5	3,972.6	3,839.6
Fixed income securities	—	1%	792.1	788.0	775.8	762.3	795.4
Margin loans outstanding	33%	17%	(97.2)	(83.4)	(83.6)	(83.8)	(73.0)
Total client assets	17%	8%	$11,593.9	$10,757.3	$9,929.7	$10,101.3	$9,920.5
Client assets by business (4)
Investor Services (5)	18%	8%	$6,577.2	$6,069.9	$5,557.4	$5,721.6	$5,576.7
Advisor Services (6)	15%	7%	5,016.7	4,687.4	4,372.3	4,379.7	4,343.8
Total client assets	17%	8%	$11,593.9	$10,757.3	$9,929.7	$10,101.3	$9,920.5
Net growth in assets in client accounts (for the quarter ended)
Net new assets by business (4)
Investor Services (5)	42%	69%	$52.7	$31.2	$69.5	$46.2	$37.2
Advisor Services (6)	52%	93%	81.7	42.4	62.9	62.2	53.6
Total net new assets	48%	83%	$134.4	$73.6	$132.4	$108.4	$90.8
Net market gains (losses)			702.2	754.0	(304.0)	72.4	422.2
Net growth (decline)			$836.6	$827.6	$(171.6)	$180.8	$513.0
New brokerage accounts (in thousands, for the quarter ended)	18%	4%	1,143	1,098	1,183	1,119	972
Client accounts (in thousands)
Active brokerage accounts	6%	1%	37,963	37,476	37,011	36,456	35,982
Banking accounts	10%	3%	2,150	2,096	2,050	1,998	1,954
Workplace Plan Participant Accounts (7)	4%	1%	5,619	5,586	5,495	5,399	5,388

(1) Total client assets in purchased money market funds are located at: https://www.aboutschwab.com/investor-relations.
(2) Includes balances held on and off the Schwab platform. As of September 30, 2025, off-platform equity and bond funds, CTFs, and ETFs were $41.1 billion, $4.9 billion, and $169.5 billion, respectively.
(3) Excludes all proprietary mutual funds and ETFs.
(4) In the fourth quarter of 2024, Retirement Business Services moved from Advisor Services to Investor Services. Prior periods have been recast.
(5) Third quarter of 2025 includes net outflows of $3.1 billion from off-platform Schwab Bank Retail CDs. Second quarter of 2025 includes net outflows of $6.7 billion from off-platform Schwab Bank Retail CDs. First quarter of 2025 includes net outflows of $5.3 billion from off-platform Schwab Bank Retail CDs. Fourth quarter of 2024 includes net outflows of $5.5 billion from off-platform Schwab Bank Retail CDs and an outflow of $0.6 billion from a large international relationship. Third quarter of 2024 includes net outflows of $4.4 billion from off-platform Schwab Bank Retail CDs and an outflow of $0.1 billion from a large international relationship.
(6) Fourth quarter of 2024 includes an outflow of $0.3 billion from a large international relationship.
(7) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.

The Charles Schwab Corporation Monthly Activity Report For September 2025

	2024				2025									Change
	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Mo.	Yr.
Market Indices (at month end)
Dow Jones Industrial Average®	42,330	41,763	44,911	42,544	44,545	43,841	42,002	40,669	42,270	44,095	44,131	45,545	46,398	2%	10%
Nasdaq Composite®	18,189	18,095	19,218	19,311	19,627	18,847	17,299	17,446	19,114	20,370	21,122	21,456	22,660	6%	25%
Standard & Poor’s® 500	5,762	5,705	6,032	5,882	6,041	5,955	5,612	5,569	5,912	6,205	6,339	6,460	6,688	4%	16%
Client Assets (in billions of dollars)
Beginning Client Assets	9,737.7	9,920.5	9,852.0	10,305.4	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0	10,757.3	10,963.5	11,228.1
Net New Assets (1)	30.3	22.7	25.5	60.2	30.5	46.6	55.3	1.1	33.6	38.9	45.7	43.3	45.4	5%	50%
Net Market Gains (Losses)	152.5	(91.2)	427.9	(264.3)	201.3	(99.5)	(405.8)	(38.6)	423.2	369.4	160.5	221.3	320.4
Total Client Assets (at month end)	9,920.5	9,852.0	10,305.4	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0	10,757.3	10,963.5	11,228.1	11,593.9	3%	17%
Core Net New Assets (1,2)	33.5	24.6	28.8	61.4	30.6	48.0	59.1	2.7	35.0	42.6	46.9	44.4	46.2	4%	38%
Receiving Ongoing Advisory Services (at month end)
Investor Services	675.1	665.6	688.9	682.0	698.7	703.5	688.8	688.2	711.2	737.6	747.9	771.1	792.5	3%	17%
Advisor Services	4,343.8	4,303.3	4,489.2	4,379.7	4,496.6	4,493.2	4,372.3	4,353.0	4,525.6	4,687.4	4,765.1	4,888.2	5,016.7	3%	15%
Client Accounts (at month end, in thousands)
Active Brokerage Accounts	35,982	36,073	36,222	36,456	36,709	36,861	37,011	37,254	37,375	37,476	37,658	37,798	37,963	—	6%
Banking Accounts	1,954	1,967	1,980	1,998	2,019	2,033	2,050	2,066	2,077	2,096	2,116	2,137	2,150	1%	10%
Workplace Plan Participant Accounts (3)	5,388	5,407	5,393	5,399	5,450	5,464	5,495	5,518	5,563	5,586	5,619	5,606	5,619	—	4%
Client Activity
New Brokerage Accounts (in thousands)	321	331	357	431	433	362	388	439	336	323	377	382	384	1%	20%
Client Cash as a Percentage of Client Assets (4)	9.5%	9.8%	9.5%	10.1%	9.8%	10.0%	10.6%	10.5%	10.1%	9.9%	9.7%	9.5%	9.4%	(10) bp	(10) bp
Derivative Trades as a Percentage of Total Trades	21.5%	21.4%	19.7%	18.6%	19.3%	19.9%	19.5%	18.4%	21.0%	20.8%	21.3%	22.5%	22.3%	(20) bp	80 bp
Selected Average Balances (in millions of dollars)
Average Interest-Earning Assets (5)	420,203	422,327	425,789	431,177	431,523	424,805	425,228	430,884	419,638	417,768	418,640	417,194	423,629	2%	1%
Average Margin Balances	72,755	74,105	76,932	81,507	82,551	84,233	82,725	77,478	79,132	82,339	85,492	90,399	94,609	5%	30%
Average Bank Deposit Account Balances (6)	82,336	83,261	84,385	85,384	84,790	83,089	84,302	84,060	81,495	81,014	80,755	79,781	79,308	(1)%	(4)%
Mutual Funds and Exchange-Traded Funds
Net Buys (Sells) (7,8) (in millions of dollars)
Equities	5,217	7,176	13,226	14,805	10,050	4,987	(1,221)	7,950	10,473	8,987	10,936	8,402	8,832
Hybrid	(432)	(1,397)	(329)	124	(1,324)	(464)	(603)	(1,663)	(287)	(1,038)	(463)	(604)	(452)
Bonds	11,015	10,442	7,473	10,969	8,747	12,162	11,438	(1,490)	8,483	6,050	11,920	12,993	12,502
Net Buy (Sell) Activity (in millions of dollars)
Mutual Funds (7)	(1,261)	(4,905)	(4,492)	(4,331)	(6,785)	(3,971)	(8,537)	(13,955)	(3,224)	(5,351)	(3,442)	(2,217)	(4,754)
Exchange-Traded Funds (8)	17,061	21,126	24,862	30,229	24,258	20,656	18,151	18,752	21,893	19,350	25,835	23,008	25,636
Money Market Funds	9,672	11,032	9,172	8,956	11,584	12,306	14,586	(6,158)	5,794	5,814	2,452	4,319	(517)
Note: Certain supplemental details related to the information above can be found at: https://www.aboutschwab.com/financial-reports.
(1) Unless otherwise noted, differences between net new assets and core net new assets are net flows from off-platform Schwab Bank Retail CDs. 2024 also includes outflows from a large international relationship of $0.3 billion in October and $0.6 billion in November.
(2) Net new assets before significant one-time inflows or outflows, such as acquisitions/divestitures or extraordinary flows (generally greater than $25 billion beginning in 2025; $10 billion in prior periods) relating to a specific client, and activity from off-platform Schwab Bank Retail CDs. These flows may span multiple reporting periods.
(3) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.
(4) Schwab One®, certain cash equivalents, bank deposits, third-party bank deposit accounts, and money market fund balances as a percentage of total client assets; client cash excludes brokered CDs issued by Charles Schwab Bank.
(5) Represents average total interest-earning assets on the Company’s balance sheet.
(6) Represents average clients’ uninvested cash sweep account balances held in deposit accounts at third-party financial institutions.
(7) Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to investment managers. Excludes money market fund transactions.
(8) Represents the principal value of client ETF transactions handled by Schwab, including transactions in proprietary ETFs.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles in the U.S. (GAAP), Schwab’s third quarter earnings release contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the Company, and facilitate meaningful comparison of Schwab’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

Schwab’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as described below.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Investors and Uses by Management
Acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs	Schwab adjusts certain GAAP financial measures to exclude the impact of acquisition and integration-related costs incurred as a result of the Company’s acquisitions, amortization of acquired intangible assets, restructuring costs, and, where applicable, the income tax effect of these expenses.

Adjustments made to exclude amortization of acquired intangible assets are reflective of all acquired intangible assets, which were recorded as part of purchase accounting. These acquired intangible assets contribute to the Company’s revenue generation. Amortization of acquired intangible assets will continue in future periods over their remaining useful lives.	We exclude acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs for the purpose of calculating certain non-GAAP measures because we believe doing so provides additional transparency of Schwab’s ongoing operations, and is useful in both evaluating the operating performance of the business and facilitating comparison of results with prior and future periods.

Costs related to acquisition and integration or restructuring fluctuate based on the timing of acquisitions, integration and restructuring activities, thereby limiting comparability of results among periods, and are not representative of the costs of running the Company’s ongoing business. Amortization of acquired intangible assets is excluded because management does not believe it is indicative of the Company’s underlying operating performance.
Return on tangible common equity	Return on tangible common equity represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets — net, and related deferred tax liabilities.	Acquisitions typically result in the recognition of significant amounts of goodwill and acquired intangible assets. We believe return on tangible common equity may be useful to investors as a supplemental measure to facilitate assessing capital efficiency and returns relative to the composition of Schwab’s balance sheet.
Adjusted Tier 1 Leverage Ratio
Adjusted Tier 1 Leverage Ratio represents the Tier 1 Leverage Ratio as prescribed by bank regulatory guidance for the consolidated company and for Charles Schwab Bank, SSB (CSB), adjusted to reflect the inclusion of accumulated other comprehensive income (AOCI) in the ratio.
Inclusion of the impacts of AOCI in the Company’s Tier 1 Leverage Ratio provides additional information regarding the Company’s current capital position. We believe Adjusted Tier 1 Leverage Ratio may be useful to investors as a supplemental measure of the Company’s capital levels.

The Company also uses adjusted diluted EPS and return on tangible common equity as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee of CSC’s Board of Directors maintains discretion in evaluating performance against these criteria. Additionally, the Company uses adjusted Tier 1 Leverage Ratio in managing capital, including its use of the measure as its long-term operating objective.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
The tables below present reconciliations of GAAP measures to non-GAAP measures:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income
Total expenses excluding interest (GAAP), Net income (GAAP)	$3,114	$2,358	$3,005	$1,408	$9,306	$6,393	$8,890	$4,102
Amortization of acquired intangible assets	(127)	127	(130)	130	(385)	385	(389)	389
Acquisition and integration-related costs (1)	—	—	(23)	23	—	—	(97)	97
Restructuring costs (2)	—	—	—	—	—	—	18	(18)
Income tax effects (3)	N/A	(29)	N/A	(36)	N/A	(92)	N/A	(111)
Adjusted total expenses (non-GAAP), Adjusted net income (non-GAAP)	$2,987	$2,456	$2,852	$1,525	$8,921	$6,686	$8,422	$4,459

(1) There were no acquisition and integration-related costs for the three and nine months ended September 30, 2025. Acquisition and integration-related costs for the three and nine months ended September 30, 2024 primarily consist of $9 million and $44 million of compensation and benefits, $3 million and $32 million of professional services, and $8 million and $13 million of depreciation and amortization.
(2) There were no restructuring costs for the three and nine months ended September 30, 2025 and three months ended September 30, 2024. Restructuring costs for the nine months ended September 30, 2024 reflect a benefit due to a change in estimate of $34 million in compensation and benefits, offset by $3 million of occupancy and equipment expense and $13 million of other expense.
(3) The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.
N/A Not applicable.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues
Income before taxes on income (GAAP), Pre-tax profit margin (GAAP)	$3,021	49.2%	$1,842	38.0%	$8,279	47.1%	$5,387	37.7%
Amortization of acquired intangible assets	127	2.1%	130	2.7%	385	2.2%	389	2.7%
Acquisition and integration-related costs	—	—	23	0.5%	—	—	97	0.7%
Restructuring costs	—	—	—	—	—	—	(18)	(0.1)%
Adjusted income before taxes on income (non-GAAP), Adjusted pre-tax profit margin (non-GAAP)	$3,148	51.3%	$1,995	41.2%	$8,664	49.3%	$5,855	41.0%

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS
Net income available to common stockholders (GAAP), Earnings per common share — diluted (GAAP)	$2,277	$1.26	$1,299	$.71	$6,050	$3.33	$3,761	$2.05
Amortization of acquired intangible assets	127.07		130.07		385.21		389.21
Acquisition and integration-related costs	—	—	23.01		—	—	97.05
Restructuring costs	—	—	—	—	—	—	(18)	(.01)
Income tax effects	(29)	(.02)	(36)	(.02)	(92)	(.05)	(111)	(.05)
Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$2,375	$1.31	$1,416	$.77	$6,343	$3.49	$4,118	$2.25

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Return on average common stockholders’ equity (GAAP)	21%	14%	20%	14%
Average common stockholders’ equity	$42,655	$36,393	$40,903	$34,895
Less: Average goodwill	(11,951)	(11,951)	(11,951)	(11,951)
Less: Average acquired intangible assets — net	(7,423)	(7,938)	(7,552)	(8,067)
Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets — net	1,695	1,735	1,695	1,747
Average tangible common equity	$24,976	$18,239	$23,095	$16,624
Adjusted net income available to common stockholders (1)	$2,375	$1,416	$6,343	$4,118
Return on tangible common equity (non-GAAP)	38%	31%	37%	33%
(1) See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

	(Preliminary)
	September 30, 2025
	CSC	CSB
Tier 1 Leverage Ratio (GAAP)	9.7%	12.4%
Tier 1 Capital	$43,491	$31,514
Plus: AOCI adjustment	(11,826)	(10,272)
Adjusted Tier 1 Capital	31,665	21,242
Average assets with regulatory adjustments	447,094	253,874
Plus: AOCI adjustment	(12,176)	(10,613)
Adjusted average assets with regulatory adjustments	$434,918	$243,261
Adjusted Tier 1 Leverage Ratio (non-GAAP)	7.3%	8.7%